Exhibit 10.1(b)



               LETTER AMENDMENT TO FIVE YEAR TERM LOAN AGREEMENT



                                                Dated as of March 1, 2005

To the banks, financial institutions
     and other institutional lenders
     (collectively, the "Lenders") parties
     to the Credit Agreement referred to
     below and to Citicorp North America, Inc., as agent
     (the "Agent") for the Lenders

Ladies and Gentlemen:

               We refer to the Five Year Term Loan Agreement dated as of February 15, 2005 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

               It is hereby agreed by you and us as follows:

               Section 2.01 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

               SECTION 2.01. The Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to any Borrower from time to time on any Business Day during the period from the Effective Date until April 5, 2005 in an aggregate amount (based in respect of any Advances to be denominated in Euros by reference to the Equivalent thereof in Dollars determined on the date of delivery of the applicable Notice of Borrowing) outstanding at any time for all Borrowers not to exceed such Lender's Commitment. Each Borrowing shall be in an amount not less than the Borrowing Minimum or the Borrowing Multiple in excess thereof and shall consist of Advances of the same Type and in the same currency made on the same day by the Lenders ratably according to their respective Commitments. Until April 5, 2005 and within the limits of each Lender's Commitment, the Borrowers may borrow under this Section 2.01, prepay pursuant to Section 2.09(a) and reborrow under this Section 2.01.

               This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment.

               On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents, if any, to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

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               The Credit Agreement, the Notes and each of the other Loan
Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

               This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

               This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,


                                        CYTEC INDUSTRIES INC.


                                        By: /S/ T. Wozniak
                                            ------------------------------------
                                            Title: Treasurer


Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
        as Agent and as Lender

By: /S/ Carolynee Sheridan
    -----------------------------------------
    Title: Managing Director & Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION

By: /S/ Barbara Van M
    -----------------------------------------
    Title: Director











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ABN AMRO BANK N.V.

By: /S/ Robert H. Steelman
    -----------------------------------------
    Title: Director


By:
    -----------------------------------------
    Title:


CALYON NEW YORK BRANCH

By: /S/ Scott R. Chappelka
    -----------------------------------------
    Title: Director


By: /S/ Michael Madnick
    -----------------------------------------
    Title: Director


THE BANK OF NOVA SCOTIA

By: /S/Todd S. Meller
    -----------------------------------------
    Title: Managing Director


SUNTRUST BANK

By: /S/ Robert Bugbee
    -----------------------------------------
    Title: Director


THE BANK OF NEW YORK

By: /S/ Ernest Fung
    -----------------------------------------
    Title: Vice President


COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: /S/ Robert Traylor
    -----------------------------------------
    Title: Senior Vice President

By: /S/ Andrew P. Lusk
    -----------------------------------------
    Title: Vice President


FORTIS CAPITAL CORP.

By: /S/ Kathleen de Lathauwe
    -----------------------------------------
    Title: Senior Vice President

By: /S/ Diran Cholakian
    -----------------------------------------
    Title: Vice President


BAYERISCHE HYPO-UND VERSEINSBANK AG, NEW YORK BRANCH

By: /S/
    -----------------------------------------
    Title: Director


By: /S/
    -----------------------------------------
    Title: Associate Director


PNC BANK, NATIONAL ASSOCIATION

By: /S/
    -----------------------------------------
    Title: Senior Vice President


SUMITOMO MITSUI BANKING CORP., NEW YORK

By: /S/ Edward McColly
    -----------------------------------------
    Title: Vice President & Dept. Head


UFJ BANK LIMITED

By: /S/
    -----------------------------------------
    Title: Vice President


BANK OF CHINA, NEW YORK BRANCH

By: /S/
    -----------------------------------------
    Title: Chief Lending Officer


KBC BANK, N.V.

By: /S/ R. Snauffer
    -----------------------------------------
    Title: First Vice President


By: /S/ Robert M. Surdam, Jr.
    -----------------------------------------
    Title: Vice President